Exhibit 10.48

Execution Version

MASTER AGREEMENT

This MASTER AGREEMENT (this “Agreement”) is made as of this 19th day of October, 2023, by and among Vast Solar Pty Ltd, an Australian proprietary company limited by shares (“Vast”), Nabors Industries Ltd., a Bermuda exempted company (“Nabors”), Nabors Energy Transition Corp., a Delaware corporation (“SPAC”), Nabors Energy Transition Sponsor LLC, a Delaware limited liability company (“Sponsor”), Nabors Lux 2 S.a.r.l, a société à responsabilité limitée registered in Luxembourg (“Nabors Lux”), Neptune Merger Sub, Inc., a Delaware corporation (“Merger Sub”), and AgCentral Energy Pty Limited, an Australian proprietary company limited by shares (“AgCentral”, and together with Nabors, SPAC, Sponsor, Nabors Lux, Merger Sub, and AgCentral, the “Parties”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Acquisition Agreement (defined below).

WHEREAS, this Agreement is being entered into in connection with that certain business combination agreement (the “Acquisition Agreement”), dated as of February 14, 2023, as amended as of the date hereof, by and among Vast, Nabors, SPAC, Sponsor and Merger Sub, pursuant to which SPAC will consummate a business combination with Vast in a merger (the “Merger”) in accordance with the terms and conditions thereof;

WHEREAS, in order to secure funding to be used to enable Vast to continue operations through and after the closing of the Merger, the Parties have agreed to enter into a series of agreements modifying and supplementing the Acquisition Agreement and other Transaction Documents, as set forth in further detail in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.	The agreements entered into by the Parties as of the date hereof are intended to provide for the following:

a.	Within two (2) business days of the date hereof, Nabors shall invest an additional $2,500,000 in Vast in exchange for senior convertible notes in the form attached hereto as Exhibit A (the “New Notes”). The New Notes, when issued, will be the most senior instrument in Vast’s capital structure (with each other senior debtholder signing a subordination agreement confirming subordination of its respective instruments to the New Notes) and Nabors shall have the right at any time until the maturity date of the New Notes to convert the New Notes into Company Shares; provided, that, the New Notes will automatically convert into Company Shares at the closing of the Merger. The $2,500,000 New Notes investment by Nabors will replace a $2,500,000 portion of Nabors’ current $10,000,000 obligation to acquire $10,000,000 in Company Shares at the closing of the Merger.

b.	AgCentral shall enter into that certain Subordination Agreement in the form attached hereto as Exhibit B (the “Subordination Agreement”), in order to provide seniority of the new Notes over Vast’s $2,500,000 debt owed to AgCentral.

c.	The applicable parties will enter into that certain Backstop Agreement in the form attached hereto as Exhibit C (the “Backstop Agreement”), whereby, among other things, (i) Nabors Lux shall agree to backstop an equity investment in Vast of $15,000,000 in Company Shares at $10.20 to underwrite the potential investment by additional investors in Vast, on the specific terms and conditions set forth in the Backstop Agreement, (ii) payment of 500,000 of First Earnout Shares, 500,000 of Second Earnout Shares and 500,000 of Third Earnout Shares (each as defined in the Support Agreement) shall be accelerated so that those 1,500,000 Company Shares are issued to Sponsor (or its designee) concurrently with the closing of the Merger, and (iii) Nabors Lux shall be entitled to an additional 350,000 Company Shares as an incremental funding fee paid upon the closing of the Merger or the termination of the Acquisition Agreement.

d.	Nabors’ consent (not to be unreasonably withheld) will be required for any debt or equity capital raise by Vast (including any amounts raised from and after the closing of the New Notes) until the earlier to occur of the third anniversary of the closing of the Merger and the Company attaining a $1 billion market capitalization. This right is documented in the Backstop Agreement and that certain Form of Shareholder and Registration Rights Agreement to be executed simultaneously with the closing of the Merger and substantially in the form attached hereto as Exhibit D (the “Amended Shareholders Agreement”).

e.	The Amended Shareholders Agreement also provides that Nabors (i) shall be entitled to appoint two directors of Vast until the earlier to occur of (1) the third anniversary of the closing of the Merger and (2) the date on which Vast’s equity market capitalization is equal to or in excess of $1 billion, and (ii) shall have a most-favored nations rights with regard to its investment under the Backstop Agreement for any financing or investment agreements made by Vast on the specific terms and conditions set forth therein.

f.	The applicable parties will amend the Support Agreement pursuant to the amendment in the form attached hereto as Exhibit E (the “Support Agreement Amendment”) to provide for the accelerated payment of 500,000 of First Earnout Shares, 500,000 of Second Earnout Shares and 500,000 of Third Earnout Shares (each as defined in the Support Agreement) to Sponsor (or its designee) and to clarify that there remain 800,000 First Earnout Shares, 800,000 Second Earnout Shares, and 800,000 Third Earnout Shares, all payable pursuant to the Support Agreement (as amended).

g.	The applicable parties will amend the Acquisition Agreement pursuant to the amendment in the form attached hereto as Exhibit F (the “Acquisition Agreement Amendment”) to provide for (i) Vast and Merger Sub’s waiver of the conditions to their obligation to consummate the Acquisition Agreement (other than the mutual closing conditions set forth therein), and AgCentral’s agreement to approve certain to-be-agreed amendments to the Acquisition Agreement, and to take all reasonable and appropriate actions to fulfill applicable listing requirements of a national securities exchange.

h.	The applicable parties will amend the Equity Subscription Agreements to document the reduction in Nabors’ commitment amount to $7.5 million and to reflect AgCentral’s agreement to waive the condition in its Equity Subscription Agreement forbidding any waiver of the minimum cash condition contained in Section 8.3(f) of the Acquisition Agreement.

For purposes of this Agreement, the New Notes, the Subordination Agreement, the Backstop Agreement, the Amended Shareholder Agreement, the Support Agreement Amendment, the Acquisition Agreement Amendment, and any ancillary documents, exhibits, attachments, and annexes related thereto shall be referred to collectively as the “Financing Documents”.

2.	In the event of any conflict between the terms of the Backstop Agreement and any terms set forth in the Financing Documents, the terms of the Backstop Agreement shall prevail.

3.	This Agreement may not be amended or waived except by an instrument in writing signed by the parties hereto. This Agreement shall not be assignable by any party hereto without the prior written consent of each other party hereto (such consent not to be unreasonably withheld, conditioned or delayed), and any attempted assignment without such consent shall be null and void. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE. This Agreement is intended to be solely for the benefit of the parties hereto and is not intended to and does not confer any benefits upon, or create any rights in favor of, any person other than the parties hereto. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission or other electronic transmission (i.e., a “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned has duly executed this Agreement as of the date first set forth above.

NABORS INDUSTRIES LTD.

By:	/s/ Anthony G. Petrello
Name:	Anthony G. Petrello
Title:	Chairman, President and Chief Executive Officer

[Signature Page to Master Agreement]

NABORS LUX 2 S.A.R.L.

By:	/s/ Mark Douglas Andrew
Name:	Mark Douglas Andrews
Title:	Class A Manager

[Signature Page to Master Agreement]

NABORS ENERGY TRANSITION CORP.

By:	/s/ Anthony G. Petrello
Name:	Anthony G. Petrello
Title:	President, Chief Executive Officer and Secretary

[Signature Page to Master Agreement]

NABORS ENERGY TRANSITION SPONSOR LLC

By:	/s/ Anthony G. Petrello
Name:	Anthony G. Petrello
Title:	President, Chief Executive Officer and Secretary

[Signature Page to Master Agreement]

VAST SOLAR PTY. LTD.

By:	/s/ Craig David Wood
Name:	Craig David Wood
Title:	Director

By:	/s/ Colin Raymond Sussman
Name:	Colin Raymond Sussman
Title:	Director

[Signature Page to Master Agreement]

AGCENTRAL ENERGY PTY LTD

By:	/s/ John Igino Kahlbetzer
Name:	John Igino Kahlbetzer
Title:	Director

By:	/s/ Colin Raymond Sussman
Name:	Colin Raymond Sussman
Title:	Director

[Signature Page to Master Agreement]

NEPTUNE MERGER SUB. INC.

By:	/s/ Craig David Wood
Name:	Craig David Wood
Title:	President

[Signature Page to Master Agreement]

Exhibit A

New Notes

Attached.

Exhibit B

Subordination Agreement

Attached.

Exhibit C

Backstop Agreement

Attached.

Exhibit D

Amended Shareholders Agreement

Attached.

Exhibit E

Support Agreement Amendment

Attached.

Exhibit F

Acquisition Agreement Amendment

Attached.